Fourth Amendment to the Exclusive Distribution Agreement dated January 10, 2020 dated June 13, 2024 by and among

Teoxane SA     (the Supplier)
Rue de Lyon 105, CH-1203 Geneva, Switzerland
and

Revance Therapeutics Inc.     (the Distributor)
7555 Gateway Boulevard Newark, California, USA
(the Supplier and the Distributor, together the Parties, and each a Party)

CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Preamble
A.On January 10, 2020, the Parties entered into an Exclusive Distribution Agreement (the
Original Exclusive Distribution Agreement) to distribute certain products in the Territory.
B.On September 1, 2020, the Parties entered into a First Amendment Agreement to postpone the Launch Date (the First Amendment Agreement).
C.On November 18, 2020, the Parties entered into a Second Amendment Agreement to update the Innovation Plan (the Second Amendment Agreement).
D.On December 16, 2022, the parties entered into a Third Amendment Agreement to update the Annex 6.3 – Quality Agreement and replace it by the Annex 6.3 – First Restated and Amended Quality Agreement (The Third Amendment Agreement).
E.The Original Exclusive Distribution Agreement, the First Amendment Agreement, the Second Amendment Agreement, and the Third Amendment Agreement together are referred to as the Exclusive Distribution Agreement. Unless otherwise defined herein, capitalized terms used in this preamble and in this fourth amendment agreement to the exclusive distribution agreement dated January 10, 2020 (this Fourth Amendment Agreement) shall have the meaning assigned to them in the Exclusive Distribution Agreement.
F.The parties wish to update the Annex 6.3 - First Restated and Amended Quality Agreement of the Exclusive Distribution Agreement
G.The purpose of this Fourth Amendment Agreement is to formally amend the Exclusive Distribution Agreement in accordance with its Clause 19.7 in order to reflect the Parties new agreements regarding the above.
Now therefore the Parties agree to modify the Exclusive Distribution Agreement as follows:
1. Amendments
As of the effective date of this Fourth Amendment Agreement, as set forth in Section 3 below, Annex 6.3 – First Restated and Amended Quality Agreement of the Exclusive Distribution Agreement shall be replaced by Annex 6.3 – Second Restated and Amended Quality Agreement attached to this Fourth Amendment Agreement.
2. No Other Amendments
Other than as set for in this Fourth Amendment Agreement, the Exclusive Distribution Agreement and its Annexes shall not be amended, changed, modified or varied in any way.
CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

3. Effective Date
The amendments set forth in this Fourth Amendment Agreement shall become effective upon the date of its execution by both Parties.
4. One Agreement
This Fourth Amendment Agreement and the Exclusive Distribution Agreement including its Annexes, taken together, shall constitute one and the same agreement for all purposes to be designated as the Exclusive Distribution Agreement.
5. Expenses
Each Party shall bear its own taxes, costs and expenses related to the preparation, execution and performance of this Fourth Amendment Agreement.
6. Applicable Law and Dispute Resolution
a.This Fourth Amendment Agreement shall for all purposes be governed by and interpreted in accordance with the laws of [*], without giving effect to conflicts of laws principles. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Fourth Amendment Agreement.
b.Any dispute arising from or relating to this Fourth Amendment Agreement shall be submitted to final and binding arbitration in accordance with Clause 19.10(b) to Clause 19.10(e) of the Exclusive Distribution Agreement.
7. Counterparts
This Third Amendment Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Third Amendment Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, including counterparts transmitted via facsimile or by PDF file (portable document format file).
CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Signature — Fourth Amendment to the Exclusive Distribution Agreement
The Supplier	Teoxane SA
Place, date	/s/ Pascal Brice By: Pascal Brice Title: Chief Technical Officer
Place, date	/s/ Teny Nicoghossian By: Teny Nicoghossian Title: Head of Legal

The Distributor	Revance Therapeutics Inc.
Place, date	/s/ Mike Kawano By: Mike Kawano Title: Sr. Dir., Quality Assurance

CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

Annex 6.3 – Second Restated and Amended Quality Agreement
[*]

CERTAIN CONFIDENTIAL INFORMATION
CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE REVANCE THERAPEUTICS, INC., HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT REVANCE THERAPEUTICS, INC. TREATS AS PRIVATE AND CONFIDENTIAL.